UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2009

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 11, 2009, the Board of Directors (the "Board") of Ferro Corporation (the "Company"), took action to increase the number of directors that constitute the Board from ten to thirteen directors, pursuant to Article II, Section 2 of the Company’s Code of Regulations. In addition, the Board, upon recommendation of the Governance and Nomination Committee, voted to elect Richard C. Brown, Gregory E. Hyland and Ronald P. Vargo as directors of the Company, effective immediately, to fill the vacancies on the Board created by the increase in the number of directors.

Messrs. Brown and Hyland will serve with the class of directors with a term that ends at the 2010 Annual Meeting of Shareholders and Mr. Vargo will serve with the class of directors with a term that ends at the 2011 Annual Meeting of Shareholders.

Mr. Brown currently serves as the Chief Executive Officer of Performance Fibers, a global leader in high-performance industrial fibers and related materials. Prior to joining Performance Fibers, Mr. Brown was Vice President and President of the Performance Chemicals Business of W.R. Grace & Co. from 2005 until 2007. Prior to his position with W.R. Grace & Co., Mr. Brown served as the President & Global Business Unit Leader of GE Advanced Materials and Silicones for General Electric Company from 2003 until 2005.

Mr. Hyland currently serves as Chairman, President and Chief Executive Officer of Mueller Water Products, Inc. (NYSE: MWA). Prior to joining Mueller Water Products, Inc., Mr. Hyland served as Chairman, President and Chief Executive Officer of Walter Industries, Inc. from September 2005 until December 2006. Prior to that time, Mr. Hyland served as President, U.S. Fleet Management Solutions of Ryder System, Inc. from June 2005 to September 2005. He served as Executive Vice President, U.S. Fleet Management Solutions of Ryder from October 2004 to June 2005.

Mr. Vargo most recently served as the Executive Vice President and Chief Financial Officer of Electronic Data Systems ("EDS") and served as a member of EDS’ Executive Committee. Mr. Vargo joined EDS in 2004 as Vice President and Treasurer and was promoted to Co-Chief Financial Officer in March 2006. Before joining EDS, Vargo served as Corporate Treasurer and Vice President of Investor Relations at TRW Inc., now part of Northrop Grumman, until 2003.

There are no arrangements or understandings between Messrs Brown, Hyland, and Vargo and any other person pursuant to which Messrs. Brown, Hyland and Vargo were elected as a director of the Company. The Company is not aware of any transactions involving Messrs. Brown, Hyland and Vargo that are reportable under Item 404(a) of Regulation S-K.

On December 15, Ferro Corporation issued a press release announcing the election of the new Directors. A copy of the press release is attached, hereto, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

December 15, 2009	By:	Sallie B. Bailey

Name: Sallie B. Bailey
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release